SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: September 6, 2012

KLONDIKE STAR MINERAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30965	91-1980708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Box 20116, 1031 - Ten Mile Road, Whitehorse, Yukon Y1A 7A2 Canada

(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 579-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01    Changes In Registrant's Certifying Accountant.

Klondike Star Mineral Corp. (the “Company”), with the approval of the Board of Directors, decided not to re-engage its auditors, PMB Helin Donovan (PMB).

PMB performed audits of the Company’s consolidated financial statements for the years ended February 29, 2008 and February 28, 2007.  PMB reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports on our financial statements contained an explanatory paragraph with respect to uncertainty as to the Company’s ability to continue as a going concern.

During the two years ended February 29, 2008 and February 28, 2007, through September 9, 2012, there were no (i) disagreements between the Company and PMB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused PMB to make references to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PMB with a copy of the disclosures it is making in this Current Report on Form 8-K and requested PMB provide a letter addressed to the SEC indicating whether it agrees with such disclosures.  A copy of PMB’s letter will be attached as Exhibit 16.1 within three business days of receipt of such letter.

On September 9, 2012, and with the approval of the Company’s Board of Directors acting as the audit committee, the Company has engaged Dale Matheson Carr-Hilton Labonte LLP (“Dale Matheson”) as the Company’s independent registered public accounting firm.

During the two years ended February 29, 2012 and February 28, 2011, and from February 20, 2012, through the engagement of Dale Matheson as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted Dale Matheson with respect to any accounting or auditing issues involving the Company.  In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K (“Regulation S-K”) promulgated by the Securities and Exchange Commission (the “SEC”), with Dale Matheson, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLONDIKE STAR MINERAL CORPORATION

March 25, 2013

/s/ Rene Huessy

Rene Huessy, President